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                                  EXHIBIT 99.1

                             CONSENT OF INDEPENDENT
                              CHARTERED ACCOUNTANTS


We consent to the inclusion of our report dated October 19, 2001, with respect to the combined financial statements of Leland/Watford Group included in the current report of MarkWest Hydrocarbon, Inc., on Form 8-K/A dated October 24, 2001, filed with the Securities and Exchange Commission.


                                        /s/ KPMG LLP

                                        Chartered Accountants

Calgary, Canada
October 24, 2001